UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 856-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
21st Supplemental Indenture
Opinion of Gibson, Dunn & Crutcher LLP

Item 8.01. Other Events.

     On October 12, 2004, the Company filed a prospectus supplement, dated as of October 7, 2004, under its Registration Statement on Form S-3 (Registration No. 333-117531), relating to the offering of $200,000,000 aggregate principal amount of its 4.875% Senior Notes due 2010 (the “Notes”). Also on October 12, 2004, the Company filed a prospectus supplement, dated as of October 8, 2004, under the same Registration Statement, relating to the offering of an additional $50,000,000 aggregate principal amount of the Notes. In connection with the offerings and issuance of the Notes, the Company is hereby filing the following exhibits which are incorporated by reference herein:

Exhibit 1.1 is the Underwriting Agreement, dated as of October 7, 2004, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets Inc.

Exhibit 4.1 is the Twenty-first Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 4.875% Senior Notes Due 2010 of D.R. Horton, Inc.

Exhibit 5.1 is the opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

     On October 14, 2004, the Company declared a quarterly cash dividend of eight cents ($0.08) per share. Adjusted for the three-for-two stock split of January 12, 2004, the current dividend represents a 71% increase over the $0.07 per share quarterly dividend declared in the same quarter of the prior year. The dividend is payable on November 2, 2004 to stockholders of record on October 26, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated as of October 7, 2004, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets Inc.

4.1	Twenty-first Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 4.875% Senior Notes Due 2014 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004

D. R. Horton, Inc.
By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated as of October 7, 2004, among D.R. Horton, Inc., the Guarantors named therein and Citigroup Global Markets Inc.

4.1	Twenty-first Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 4.875% Senior Notes Due 2014 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.